SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):              February 26, 1998
                                                               -----------------

                                 DIACRIN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-20139               22-3016912
----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)


Building 96 13th Street, Charlestown Navy Yard, Charlestown, MA       02129
---------------------------------------------------------------     ----------
           (Address of principal executive offices)                 (Zip Code)

                                 (617) 242-9100
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS

         On February 26, 1998, Diacrin, Inc. ("Diacrin") issued a press release entitled "Diacrin Announces $9.5 Million Private Placement", a copy of which is attached hereto as an exhibit and incorporated herein by reference.


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                                   SIGNATURES

         Pusuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIACRIN, INC.
                                             (Registrant)




Date:   March 6, 1998                       By:  /s/ Mark J. Fitzpatrick
                                                  -----------------------
                                                  Vice President of Finance and
                                                  Administration; CFO &
                                                  Treasurer








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                                INDEX TO EXHIBITS


Exhibit
Number                           Description                        Page No.
-------                          -----------                        --------

99.1                Press Release issued February 26, 1998             5






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